OPPENHEIMER GLOBAL FUND
                                   Supplement dated June 15, 1999 to the
                                    Prospectus dated November 17, 1998

The Prospectus is changed as follows:

1. The supplement dated May 1, 1999 is replaced by this supplement.

2. The last sentence of the first paragraph of the section titled "Loans of Portfolio Securities" on page 16 is deleted and replaced by the following:

         The Fund presently does not intend to lend securities in the current fiscal year in the current fiscal year in excess of 15% of the value of the Fund's total assets.

3. The following is added after the second sentence of the second paragraph under the section titled "Class A Contingent Deferred Sales Charge" on page 32:
"However, that commission will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a retirement plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year."

4. The following is added after the tenth sub-paragraph of the second paragraph under the section titled "Waivers of Class A Sales Charges" on page 34:

|_| Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.
|_| Retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue
           Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.



                                                           (continued)

5. The fourth sub-paragraph of the third paragraph under the section titled "Waivers of Class A Sales Charges" on page 35 is revised to read as follows:

|_| Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for with the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

6. The first sub-paragraph of the fourth paragraph under the section titled "Waivers of Class A Sales Charges" on page 35 is revised to read as follows:

|_| To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value measured at the time the Plan is established, adjusted annually.

7. The second paragraph under the section titled "Waivers of Class B and Class C Sales Charges" on page 39 is deleted and replaced by the following:

Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

|_| Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the Prospectus.

|_| Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

|_| Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

                                                            (continued)

|_| Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merril Lynch.

|_| Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $1 million or more held by the Retirement Plan for more than one year, if the redemption proceeds are invested in Class A shares of one or more Oppenheimer funds.

|_| Distributions from Retirement Plans or other employee benefit plans for any of the following purposes:

(1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.

(2) To return  excess  contributions  made to a  participant's  account.

(3) To return contributions made due to a mistake of fact.

(4) To make hardship withdrawals, as defined in the plan.(1)

(5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in
Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code.

(7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.

(8)      For loans to participants or beneficiaries.(2)

(9)      On account of the participant's separation from service.(3)

_______________
1. This provision does not apply to IRAs.
2. This provision does not apply to loans from 403(b)(7) custodial plans.
3. This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.

                                                    (continued)

(10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11) Distributions made on account of a plan termination or "in-service" distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12) Distributions from Retirement Plans having 500 or more eligible employees, but excluding distributions made because of the Plan's elimination as investment options under the Plan of all of the Oppenheimer funds that had been offered.

(13)  For  distributions  from  a  participant's   account  under  an  Automatic
Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value annually (measured from the establishment of the Automatic Withdrawal Plan).






June 15, 1999                                                  PS0330.023